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                                                                    Exhibit 10.1


                                CABOT CORPORATION

                           1999 EQUITY INCENTIVE PLAN



1. PURPOSE

         The purpose of this 1999 Equity Incentive Plan (the "Plan") is to advance the interests of Cabot Corporation (the "Company") and its stockholders by enhancing the Company's ability to (a) attract and retain employees who are in a position to make significant contributions to the success of the Company and its subsidiaries; (b) reward employees for such contributions; and (c) encourage employees to take into account the long-term interests of the Company and its stockholders through ownership of shares of the Company's common stock ("Stock").


2. ADMINISTRATION

         The Plan will be administered by the Compensation Committee or such other committee (the "Committee") of the Board of Directors of the Company (the "Board") as the Board may from time to time designate; provided that any Committee administering the Plan shall consist of at least three directors and shall not include any employees of the Company. The Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (a) grant awards ("Awards") and determine the terms and conditions of each Award; (b) modify or waive, on a case by case basis, any term or condition of, or compliance by a Participant with any obligation to be performed by him or her under, a previously granted Award; (c) prescribe forms, rules and procedures (which it may vary from time to time) as appropriate for the administration of the Plan; and (d) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties.


3. EFFECTIVE DATE AND TERM OF PLAN

         The Plan will become effective on the date on which it is approved by the stockholders of the Company. No Award may be granted under the Plan after the tenth anniversary of the date on which this Plan was adopted by the Board, but Awards previously granted may extend beyond that date.


4. SHARES SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 8.6, the maximum number of shares of Stock that may be delivered under the Plan will be (a) 3,000,000 shares of Stock; plus (b) any shares of Stock issued under the Plan and forfeited; plus (c) without duplication for shares counted under the immediately preceding clause, a number of shares of Stock equal to the number of shares repurchased by the Company in the open market or otherwise and having an aggregate repurchase price no greater than the amount of cash proceeds received by the Company from the sale of shares of Stock under the Plan; plus (d) any shares of Stock surrendered to the Company in payment of the exercise price of Options issued under the Plan. However, in no event shall the Company (a) deliver more than 3,000,000 shares of Stock under the Plan (subject to adjustment pursuant to Section 8.6) to the officers of the Company, (b) issue ISO's (as defined in Section 6.2(a)) under the Plan covering more than 3,000,000 shares of Stock, or (c) issue any Award under the Plan if after giving effect to such Award the aggregate of all outstanding awards under the Plan, the 1996 Equity Incentive Plan, and the Equity Incentive Plan approved by the stockholders of

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the Company at the 1989 Annual Meeting of Stockholders (i.e., unexercised
Options, unvested Purchase Restricted Stock, or other awards that remain subject to the restrictions of the Plan or such other plans) would exceed 9.9% of the total number of shares of Stock at the time outstanding.

         Stock delivered under the Plan may be either from authorized but unissued Stock or from treasury shares.


5. ELIGIBILITY AND PARTICIPATION

         Those eligible to receive Awards under the Plan will be key employees of the Company or any of its subsidiaries ("Employees") who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries. A "subsidiary" for purposes of the Plan is an entity in which the Company owns, directly or indirectly, (a) equity interests possessing 40% or more, but less than a majority, of the total combined voting power of all classes of equity, and which entity the Committee shall have determined is managed as part of one of the Company's core businesses, or (b) equity interests possessing a majority of the total combined voting power of all classes of equity. The Committee will from time to time select the eligible Employees who are to be granted Awards ("Participants"), but no Participant shall receive Awards under the Plan covering more than 1,000,000 shares of Stock (subject to adjustment pursuant to Section 8.6).


6. TYPES OF AWARDS

         6.1. RESTRICTED STOCK.

         (a) Nature of Restricted Stock Award. An Award of Restricted Stock entitles the recipient to acquire, at such time or times as the Committee may determine, shares of Stock subject to the restrictions described in paragraph
(d) below ("Restricted Stock") for a consideration which may be either (i) any amount which is not less than 30% of the fair market value of the Stock at the time of grant, or (ii) an amount less than 30% of the fair market value of the Stock at the time of grant if the Committee has expressly determined to grant the discount in accordance with Section 6.5 or in lieu of a comparable amount of salary or cash bonus. However, the number of shares issued at less than 30% of the fair market value in lieu of salary or cash bonus shall be no more than 500,000 shares (subject to adjustment pursuant to Section 8.6).

         (b) Payment for Restricted Stock. An Award of Restricted Stock may permit the Participant to pay some or all of the purchase price thereof, or withholding taxes to be paid by the Participant in connection therewith, in the form of a note from the Participant on such terms as the Committee shall determine. Such terms may include forgiveness of all or a portion of any such note upon such conditions as the Committee may specify. However, if any portion of such a note is to be forgiven on the sole condition that the Participant remain an Employee for a period of time, the portion to be so forgiven shall not be counted for the purposes of Section 6.1(a) as consideration for such Stock.

         (c) Rights as a Stockholder. A Participant who receives Restricted Stock will have all the rights of a stockholder with respect to the Stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Committee at the time of grant.

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      (d) Restrictions. The restrictions on each grant of Restricted Stock will lapse at such time or times, and on such conditions, as the Committee may specify. However, not more than 5% of the shares of Stock subject to the Plan shall be awarded with a vesting period less than 3 years from the date of grant, or with no vesting period, or with a vesting schedule that is faster than ratably over a three year period. Except as otherwise specifically provided by the Plan or by the Committee in any particular case, until these restrictions lapse, Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, except that Restricted Stock may be pledged as security for the purchase price thereof, or for loans used to fund any or all of the purchase price thereof or withholding taxes paid in connection with the purchase thereof. If the Participant ceases to be an Employee before such restrictions have lapsed, the Company shall have the right to repurchase the Restricted Stock for the amount of consideration (excluding services) it received for the Stock plus, if the Committee shall so determine, an amount equal to the withholding taxes paid in connection with the sale of the Stock, or for such other consideration as the Committee shall determine, including for no consideration if no consideration other than services was paid. The Committee shall not accelerate the time at which the restrictions on all or any part of a grant of Restricted Stock will lapse, except as the Committee may determine to be appropriate in connection with a Participant's termination as an Employee.

         6.2. OPTIONS.

         (a) Nature of Options. An Option is an Award entitling the recipient on exercise thereof to purchase Stock at a specified exercise price.

         Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Options that are not incentive stock options, may be granted under the Plan. Any Option intended to qualify as an incentive stock option will be referred to in the Plan as an "ISO". Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status under the Code as an incentive stock option will be effective without the consent of the Option holder.

         (b) Exercise Price. The exercise price of an Option will be determined by the Committee, but except as provided in Section 6.5 the Committee shall not set the exercise price of an Option at less than the fair market value per share of the Stock at the time the Option is granted unless the Committee expressly determines to grant the discount in lieu of a comparable amount of salary or cash bonus.

         (c) Duration of Options. The latest date on which an Option may be exercised will be the tenth anniversary of the date the Option was granted, or such earlier date as may have been specified by the Committee at the time the Option was granted.

         (d) Exercise of Options. An Option will become exercisable at such time or times, and on such terms and conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised.

         Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Committee and (2) payment in full for the number of shares for which the Option is exercised.


         6.3. APPRECIATION RIGHTS.

         (a) Nature of Appreciation Rights. An Appreciation Right is an Award entitling the recipient on exercise of the Right to receive an amount, in cash or Stock or a combination thereof (such form to be

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determined by the Committee), determined in whole or in part by reference to appreciation in Stock value.

         An Appreciation Right may be either a standard Stock Appreciation Right or a Performance Appreciation Right. A Stock Appreciation Right entitles the Participant to receive, with respect to each share of Stock as to which the Right is exercised, the excess of (1) the share's fair market value on the date of exercise, increased if the Committee so provides by the value of dividends on the Stock, over (2) its fair market value on the date the Right was granted. A Performance Appreciation Right is a form of Stock Appreciation Right pursuant to which the amount the recipient is entitled to receive is adjusted upward or downward under rules established by the Committee to take into account the performance of the Stock in comparison with the performance of other stocks or an index of other stocks or to take into account other criteria determined by the Committee to be appropriate to reflect the true performance of the Stock or the Company.

         Appreciation Rights shall be exercisable at such time or times (not later than ten years from the date of grant), and on such terms, as the Committee may specify.

         (b) Tandem Appreciation Rights. Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. The relationship between an Option and any Tandem Appreciation Rights shall be set forth in the respective instrument for the Option or the Tandem Appreciation Right or both.


         6.4. PERFORMANCE AWARDS.

         (a) Nature of Performance Awards. A Performance Award entitles the recipient to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Committee), based on one or more measures of performance and/or the attainment of one or more performance goals. Performance measures or goals may be related to personal performance, corporate performance, departmental performance or any other category of performance deemed by the Committee to be important to the success of the Company. The Committee will determine the performance measures and/or goals, the period or periods during which performance is to be measured and all other terms and conditions applicable to the Award. The Committee may in its discretion, in order to qualify an Award under Section 162(m) of the Code, or for any other reason, seek Stockholder approval for particular Awards, or a program pursuant to which Awards were or are to be made, and may make any such Awards subject to such approval.

         (b) Other Awards May be Made Subject to Performance Criteria. The Committee may, at the time any Award described in this Section 6 is granted, specify one or more measures of performance and/or the attainment of one or more performance goals to be used in determining one or more terms of the Award or which shall be conditions to the Participant's realization of benefits under all or a portion of the Award.

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         6.5. SUBSTITUTE AWARDS.

         In connection with any acquisition, the Committee may grant Awards to persons who become Employees in connection with such acquisition in substitution for equity incentives held by them in the seller or acquired entity. In such case the Committee may set the prices and other terms of the substitute Awards at such amounts and in such manner as may be appropriate to preserve for the Participants the economic values of the equity incentives for which such Awards are substitutes, or otherwise to provide such incentives as the Committee may determine are appropriate. Any substitute Awards granted under the Plan shall not count toward the share limitations set forth in Section 4, 6.1(a) or 6.1(d).


7. EVENTS AFFECTING OUTSTANDING AWARDS

         7.1. DEATH AND DISABILITY.

         If a Participant ceases to be an Employee by reason of death or total and permanent disability (as determined by the Committee), the following will apply:

                  (a) Subject to paragraph (c) below, each Option and Appreciation Right held by the Participant when his or her employment ended will immediately become exercisable in full and will continue to be exercisable until the earlier of (1) the third anniversary of the date on which his or her employment ended, and (2) the date on which the Award would have terminated had the Participant remained an Employee. If the Participant has died, his or her Award may be exercised within such limits by his or her executor or administrator or by the person or persons to whom the Award is transferred by will or the applicable laws of descent and distribution (the Participant's "legal representative").

                  (b) Subject to paragraph (c) below, each share of Restricted Stock held by the Participant when his or her employment ended will immediately become free of the restrictions.

                  (c) If when the Participant's employment ended exercise of an Option or Appreciation Right or lapse of restrictions on Restricted Stock was subject to performance or other conditions (other than conditions relating solely to the passage of time and continued employment, which automatically lapse pursuant to Section 7.1(a) or
         (b)) which had not been satisfied at such time, the Committee may remove or modify such conditions or provide that the Participant will receive the benefit of the Award if and when the conditions are subsequently satisfied. If the Committee does not take such action, however, such Award will terminate as of the date on which the Participant's employment ended as described above.

                  (d) Any payment or benefit under a Performance Award to which the Participant has not become irrevocably entitled will be forfeited and the Award canceled as of the date on which the Participant's employment ended, unless otherwise provided in the instrument evidencing the Award or otherwise agreed to by the Committee.

         If a Participant dies after his or her employment has ended but while an Award held by him or her is still exercisable, his or her legal representative will be entitled to exercise such Award until the earlier of (1) the third anniversary of his or her death and (2) the date on which the Award would have terminated had the Participant remained an Employee.

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         7.2. OTHER TERMINATION OF EMPLOYMENT.

         If a Participant ceases to be an Employee for any reason other than those specified in Section 7.1 above, except as otherwise determined by the Committee in any particular case, the following will apply:

                  (a) All Options and Appreciation Rights held by the Participant that were not exercisable when his or her employment ended will terminate. Any Awards that were so exercisable will continue to be exercisable until the earlier of (1) the date which is three months after the date on which his or her employment ended and (2) the date on which the Award would have terminated had the Participant remained an Employee.

                  (b) All Restricted Stock held by the Participant must be transferred to the Company in accordance with Section 6.1 above.

                  (c) Any payment or benefit under a Performance Award to which the Participant has not become irrevocably entitled will be forfeited and the Award canceled, unless otherwise provided in the instrument evidencing the Award or otherwise agreed to by the Committee.

         For purposes of this Section 7.2, an Employee's employment will not be considered to have ended (1) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee, so long as his or her right to reemployment is guaranteed either by statute or by contract, (2) as a result of a reduction in the Company's percentage ownership of the entity employing the Employee, or (3) in the case of a transfer of the Employee to the employment of a person or entity acquiring all or a portion of the business of the Company or any of its subsidiaries.


         7.3 CHANGE IN CONTROL.

         Notwithstanding any other provision of the Plan or of any Award, in the event of a Change in Control as defined in Exhibit A the following will apply:

                  (a) Each outstanding Option and Appreciation Right will immediately become exercisable in full.

                  (b) Each outstanding share of Restricted Stock will immediately become free of all restrictions and conditions.

                  (c) Conditions on Performance Awards which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

                  (d) During the 60-day period following the Change in Control, a Participant holding an Option or an Appreciation Right will have the right (by giving written notice to the Company) to surrender all or part of his or her Award to the Company and receive a cash payment equal to (1) the excess of the value per share of stock (as defined below) on the date of exercise over the exercise price per share, adjusted, in the case of a Performance Appreciation Right to take into


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         account the performance of the Stock in comparison to the other stocks or index specified by the Committee, multiplied by (2) the number of shares subject to the surrendered Award. Such right will not apply to any Option as to which the Committee expressly excludes such right at the date of grant; provided, however, if (i) the Change of Control is a merger to be accounted for as a pooling of interest, (ii) adequate provision is made for all Participants to receive, in substitution for their Awards, awards from the surviving entity in the same form and terms (after giving effect to the foregoing paragraphs (a), (b) and (c)) and with the same economic value as their Awards under the Plan, and (iii) the Committee, in its discretion, determines that the rights to receive cash payment under this paragraph (d) are not in the best interests of the Company, then no Participant shall have the right pursuant to this paragraph (d) to surrender his or her Award to the Company for a cash payment. As used in this paragraph with respect to an election by a Participant to receive cash in respect of an Award which is not an ISO, the term "value per share" will mean the higher of
         (i) the highest reported sales price, regular way, of a share of Stock on the New York Stock Exchange Composite Transactions Index during the 60-day period ending on the date of the Change in Control and (ii) if the Change in Control is the result of the acquisition of Stock by a "person" (as defined in Exhibit A), the highest price per share of the Stock paid by such person. In the case of an election by a Participant to receive cash in respect of an ISO, however, the term "value" will mean fair market value unless otherwise agreed to by the Participant.


         7.4 MERGERS, CONSOLIDATIONS, ETC.

         In the event of a merger or consolidation in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons or entities acting in concert, or in the event of sale or transfer of all or substantially all of the Company's assets (a "covered transaction"), all outstanding Options and Appreciation Rights may be terminated by the Board as of the effective date of the covered transaction, subject to the following: If the covered transaction follows a Change in Control or would give rise to a Change in Control, no Option or Appreciation Right will be terminated (without the consent of the Participant) prior to the expiration of 20 days following the later of (i) the date on which the Award became fully exercisable and (ii) the date on which the Participant received written notice of the covered transaction.


8. GENERAL PROVISIONS

         8.1. DOCUMENTATION OF AWARDS.

         Awards will be evidenced by written instruments prescribed by the Company from time to time. Such instruments may be in the form of agreements, to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof and hereof.


         8.2. RIGHTS AS A STOCKHOLDER; DIVIDEND EQUIVALENTS.

         Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, upon actual receipt of Stock. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of

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cash dividends that would have been payable on any or all Stock subject to the
Participant's Award had such Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.


         8.3. CONDITIONS ON DELIVERY OF STOCK.

         The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.


         8.4. TAX WITHHOLDING.

         The Company will withhold from any payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the "withholding requirements").

         In the case of an Award pursuant to which Stock may be delivered, the Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Stock. If and to the extent that such withholding is required, the Committee may permit the Participant or such other person to elect at such time and in such manner as the Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement.

         If at the time an ISO is exercised the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition of Stock received upon exercise, and (b) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.


         8.5. NONTRANSFERABILITY OF AWARDS.

         Except as otherwise specifically provided by the Committee, no Award may be transferred other than by will or by the laws of descent and distribution, and during a Participant's lifetime an Award requiring exercise may be exercised only by him or her (or in the event of incapacity, the person or persons properly appointed to act on his or her behalf).

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         8.6. ADJUSTMENTS IN THE EVENT OF CERTAIN TRANSACTIONS.

         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to common stockholders other than normal cash dividends, the Committee will make any appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4 above.

         (b) In any event referred to in paragraph (a) the Committee will also make any appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provisions of Awards affected by such change. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions, repurchases or similar corporate transactions, or any other event, if it is determined by the Committee that adjustments are appropriate to avoid distortion in the operation of the Plan, but no such adjustments other than those required by law may adversely affect the rights of any Participant (without the Participant's consent) under any Award previously granted.


         8.7. EMPLOYMENT RIGHTS.

         Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued employment with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate an employment relationship at any time. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship even if the termination is in violation of an obligation of the Company to the Employee.


         8.8. DEFERRAL OF PAYMENTS.

         The Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.


         8.9. PAYMENT FOR STOCK; LOANS.

         Stock purchased from the Company under this Plan either as Restricted Stock or on exercise of an Option may be paid for with such legal consideration as the Committee may determine. If and to the extent authorized by the Committee, the Company may permit Participants to pay for Stock with promissory notes, and may make loans to Participants of all or a portion of any withholding taxes to be paid in connection with the grant, exercise or vesting of any Award. Any such extensions of credit may be secured by Stock or other collateral, or may be made on an unsecured basis, as the Committee may determine.

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9. DISCONTINUANCE, CANCELLATION, AMENDMENT AND  TERMINATION

         The Committee may at any time discontinue granting Awards under the Plan. The Board may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) extend the time within which Awards may be granted, or (c) amend the provisions of this Section 9, and no amendment or termination of the Plan may adversely affect the rights of any Participant (without his or her consent) under any Award previously granted.



                                          CABOT CORPORATION



                                          By ____________________________


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                                    EXHIBIT A

A "Change in Control" shall be deemed to have occurred if:

         (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Section 13(d) of the 1934 Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the 1934 Act) of such person, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

         (b) the stockholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no "person" (with the method of determining "beneficial ownership" used in clause (a) of this definition) owns more than 25% of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation; or

         (c) during any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

         (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                                      -11-